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                         PACE MONEY MARKET INVESTMENTS
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
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           PROSPECTUS DATED DECEMBER 1, 1998, AS REVISED MAY 12, 1999

    PACE Money Market Investments (the "Portfolio") is a portfolio of PaineWebber PACE Select Advisors Trust (the "Trust"), an open-end, management investment company managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "Manager"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber").

    This Prospectus offers shares of the Portfolio to participants in the PaineWebber PACE-SM- (the "Program"). The Program is designed to assist you in devising an asset allocation strategy to meet your individual needs and is described in detail in the PaineWebber PACE Disclosure Document, the PACE Multi Advisor Investment Advisory Agreement and other Program documents. The descriptions of the Program in this Prospectus are only a brief summary of certain features of the Program and are not intended as a complete description of the Program.

    AN INVESTMENT IN PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

    This Prospectus concisely sets forth information about the Portfolio that you should know before investing. Please retain this prospectus for future reference. A Statement of Additional Information ("SAI") relating to the Trust, dated December 1, 1998 (which information is incorporated by reference herein), is on file with the Securities and Exchange Commission ("SEC"). You can obtain a free copy of the SAI by calling toll-free at 1-800-647-1568, and further inquiries can be made by contacting your PaineWebber Financial Advisor. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE PORTFOLIO AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE PORTFOLIO IN ANY JURISDICTION WHERE THE PORTFOLIO OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                      CONTRARY IS A CRIMINAL OFFENSE.

PaineWebber PACE is a service mark of PaineWebber Incorporated.

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                               TABLE OF CONTENTS
     ----------------------------------------------------------------------

                                                          Page
                                                          ----

               Prospectus Summary......................     3

               Trust Expenses..........................     4

               Investment Objective and Policies of the
                 Portfolio and Risk Factors............     6

               Management..............................     9

               Purchases...............................    10

               Redemptions.............................    11

               Dividends and Taxes.....................    12

               Performance Information.................    13

               General Information.....................    13

               Financial Highlights....................    15

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                                       2

                               PROSPECTUS SUMMARY

    This section summarizes certain features of the Portfolio. Please read the rest of this Prospectus for additional important information about the Portfolio. In addition, this section and other sections in this Prospectus summarize certain terms and provisions of the Program. The Program is described in detail in the PaineWebber PACE Disclosure Document, the PACE Multi Advisor Investment Advisory Agreement and other Program documents. The descriptions of the Program in this Prospectus are only a brief summary of certain features of the Program and are not intended as a complete description of the Program.

    PACE MULTI ADVISOR PROGRAM. The Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the Program is subject to payment of a program fee at the effective maximum annual rate of up to 1.50% of assets in the Program. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

    The Portfolio is one of several funds used as vehicles for the implementation of long-term asset allocation strategies recommended through the Program that are based on an evaluation of your investment objectives and risk tolerances.

    There can be no assurance that PaineWebber's periodic recommendations for adjustments in the allocation of assets among different funds, including the Portfolio, will be successful or can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully PaineWebber's asset allocation recommendation in light of your investment needs and to act promptly upon any recommended reallocation of assets.

    THE PORTFOLIO.  The following is a summary of important features of the
Portfolio:

    INVESTMENT OBJECTIVE. Current income consistent with preservation of capital and liquidity.

    CORE PORTFOLIO INVESTMENTS.  High quality money market instruments.

    MANAGEMENT. Mitchell Hutchins acts as the Manager and the investment adviser for the Portfolio.

    RISK FACTORS AND SPECIAL CONSIDERATIONS. No assurance can be given that the Portfolio will achieve its investment objective. The Portfolio should not be considered a complete investment program.

    PURCHASE AND REDEMPTION OF SHARES. You may purchase shares of the Portfolio through this Prospectus only if you are a participant in the Program and purchase the shares through the Program. The minimum initial investment in the Program is $10,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionally among the funds in the Program or must be at least $100 per fund. Shares of the Portfolio are offered for purchase and redemption at their net asset value next determined after receipt, which the Portfolio seeks to maintain at $1.00 per share. See "Purchases" and "Redemptions."

    DIVIDENDS AND TAXES. Dividends from the Portfolio's net investment income are declared daily and paid monthly. See "Dividends and Taxes."

    CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company is custodian of the Portfolio's assets. PFPC Inc. is the Portfolio's transfer and dividend disbursing agent (the "Transfer Agent").

                                 TRUST EXPENSES

    The following table lists the costs and expenses, including the separate fee for the Program, that you will incur either directly or indirectly as a shareholder of the Portfolio based on the Portfolio's operating expenses for the fiscal year ended July 31, 1998. For additional information relating to the fee for participation in the Program, please review the PaineWebber PACE Disclosure Document.

SHAREHOLDER TRANSACTION EXPENSES

Effective Maximum Annual Program Fee (as a percentage of
  average value of Portfolio shares held on the last
  calendar day of the previous quarter).....................   1.50%
                                                              ------
                                                              ------

ANNUAL PORTFOLIO OPERATING EXPENSES*
  (as a percentage of average net assets)

Management Fees (Before Fee Waivers)........................   0.15%

Distribution (Rule 12b-1) Expenses..........................  none

Other Expenses (Before Expense Reimbursements)+.............   1.05%
                                                              ------

Total Portfolio Operating Expenses
  (Net of Fee Waivers and Expense Reimbursements)**.........   0.50%
                                                              ------
                                                              ------

---------

 *  Does not include a program fee.

 + Includes an administration fee of 0.20% payable to Mitchell Hutchins by the Portfolio.

** Mitchell Hutchins has agreed to waive its management fees and reimburse certain of the Portfolio's operating expenses so that the Portfolio's "Total Portfolio Operating Expenses" through July 31, 2001 will not exceed the "Total Portfolio Operating Expenses" shown above. Without fee waiver and reimbursement of expenses, "Total Portfolio Operating Expenses" for the fiscal year ended July 31, 1998, including an administration fee of 0.20% payable to Mitchell Hutchins, would have been 1.20%. The Portfolio has agreed to repay Mitchell Hutchins for reimbursed expenses for the fiscal years ending July 31, 2000 and July 31, 2001 if it can do so over the following three years without causing the Portfolio's "Total Portfolio Operating Expenses" in any of those years to exceed 0.50%.

EXAMPLE.

    The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Portfolio through the Program. These amounts, which include the effective maximum annual Program fee, are based upon (i) payment by the Portfolio of operating expenses (net of fee waivers and expense reimbursements) at the levels set forth in the Expense Table above and (ii) the specific assumptions stated below.

    A shareholder would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

                   PACE MONEY MARKET INVESTMENTS
               -------------------------------------
                  1         3         5        10
                YEAR      YEARS     YEARS     YEARS
               -------   -------   -------   -------
                 $  20     $ 63      $ 108     $ 233

    This Example assumes that all dividends are reinvested and that the percentage amounts listed under Actual Portfolio Operating Expenses remain the same in the years shown. It also assumes payment of the Program fee at the effective maximum annual rate of 1.50% each year. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Portfolio's shares.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to the Portfolio's shares will depend upon, among other things, the level of average net assets, the extent to which the Portfolio incurs variable expenses, such as transfer agency costs, and whether the Manager reimburses all or a portion of the Portfolio's expenses and/or waives all or a portion of its management and administration fees.

      INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO AND RISK FACTORS

    A description of the investment objective and policies of the Portfolio follows. There can be no assurance that the Portfolio will achieve its investment objective. The investment objective is a fundamental policy and may not be changed without the approval by vote of the shareholders of the Portfolio. Unless otherwise specified, the other investment policies of the Portfolio are not fundamental and can be changed by the board of trustees acting alone. Further information about the investment policies of the Portfolio, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the "Investment Policies and Restrictions" section of the SAI.

    The Portfolio's investment objective is current income consistent with preservation of capital and liquidity.

    The Portfolio seeks to achieve its investment objective by investing in high quality money market instruments, including (1) U.S. government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign companies, governments and similar entities, including variable and floating rate securities, and (4) repurchase agreements involving any of the foregoing. The Portfolio may also purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The Portfolio invests only in U.S. dollar-denominated securities that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.

    The Portfolio may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits, and similar obligations) of U.S and foreign banks having total assets at the time of purchase in excess of $1.5 billion. The Portfolio may invest in nonnegotiable time deposits of U.S. banks, savings associations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less.

    The commercial paper and other short-term obligations purchased by the Portfolio consist only of obligations that are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). As so defined, First Tier Securities include securities that are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one NRSRO has assigned the obligation a short-term rating. The Portfolio also may rely on the short-term rating and credit quality of a guarantee of a security (including bond insurance, letters of credit or unconditional demand features or the issuer of the guarantee) to determine whether the security is eligible for purchase. First Tier Securities also include unrated securities if Mitchell Hutchins has determined the obligations to be of comparable quality to rated securities that so qualify. The Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

    The Portfolio follows these policies to maintain a constant net asset value of $1.00 per share, although there can be no assurance it will be able to do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. See "Other Investment Policies and Risk Factors" for other investment policies of the Portfolio.

OTHER INVESTMENT POLICIES AND RISK FACTORS

MONEY MARKET INSTRUMENTS

    While the types of money market instruments in which the Portfolio invests generally are considered to have low risk of loss of principal or interest, they are not completely risk free. An issuer or guarantor may be unable or unwilling to pay interest or repay principal for many reasons, include adverse changes in its own financial condition or in economic conditions generally.

    During periods when interest rates are declining or rising, the Portfolio's yield will tend to lag behind prevailing short-term market rates. This means that in periods of declining interest rates, the Portfolio's yield will tend to be somewhat higher than prevailing short-term market rates, and in periods of rising interest rates the opposite generally will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of Portfolio shares are likely to be invested in portfolio instruments producing lower yields than the balance of the Portfolio's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true.

U.S. GOVERNMENT SECURITIES

    The Portfolio may invest in some or all of the following U.S. government securities: securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations (bills, notes and bonds), securities that are supported primarily or solely by the creditworthiness of the government-related issuer, such as securities issued by the Resolution Funding Corporation, the Student Loan Marketing Association, the Federal Home Loan Banks and the Tennessee Valley Authority, and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer.

DEBT SECURITIES

    The Portfolio may invest in corporate and other debt obligations. The yield of a debt security depends on a variety of factors, including general debt security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Generally, the longer the maturity of a debt security, the higher the rate of interest paid and the greater the volatility. Furthermore, the value of the debt securities held by the Portfolio will rise when interest rates decline. Conversely, when interest rates rise, the value of debt securities will decline.

    Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security. Mitchell Hutchins will consider such an event in determining whether the Portfolio should continue to hold the security but may not be required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, ratings agencies may fail to make timely changes in credit ratings in response to subsequent events affecting an issuer, so that an issuer's current financial condition may be better or worse than the rating indicates.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS

    Floating rate and variable rate obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks, the credit standing of which affects the credit quality of the obligations.

REPURCHASE AGREEMENTS

    Repurchase agreements are transactions in which the Portfolio purchases securities from an approved bank or securities dealer or its affiliates and simultaneously commits to resell the obligations to that counterparty, usually no more than seven days after purchase. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Portfolio may suffer delays, costs and possible losses. The Portfolio intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by these obligations.

FOREIGN SECURITIES

    The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign corporations and foreign governments and obligations of foreign banks, domestic branches of foreign banks, foreign branches of domestic banks and foreign branches of foreign banks. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Portfolio. Additionally, there may be less publicly available information about foreign issuers, as these issuers may not be subject to the same regulatory requirements as domestic issuers.

ILLIQUID SECURITIES

    The Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Portfolio has valued the securities. Illiquid securities also are considered to include among other things, repurchase agreements in excess of seven days, non-marketable interest bearing time deposits with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A securities" that Mitchell Hutchins has determined to be liquid under procedures approved by the Trust's board of trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible restricted securities held by the Portfolio, however, could affect adversely the marketability of these portfolio securities, and the Portfolio might be unable to dispose of these securities promptly or at favorable prices.

WHEN-ISSUED SECURITIES

    The Portfolio may purchase securities on a "when-issued" basis, I.E., for delivery later than the normal settlement date for such securities at a stated price and yield. The Portfolio generally would not pay for these securities or start earning interest on them until they are received. However, when a Portfolio undertakes a when-issued purchase commitment, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure of a counterparty to deliver a security purchased by the Portfolio on a when-issued basis may result in the Portfolio's incurring a loss or missing an opportunity to make an alternative investment.

LENDING OF PORTFOLIO SECURITIES

    The Portfolio may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets (including the loan collateral) taken at market value. Lending securities enables the Portfolio to earn additional income but could result in a loss or delay in recovering the Portfolio's securities. The borrower must maintain with the Portfolio's custodian collateral in the form of cash, liquid securities or irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. In determining whether to lend securities to a particular broker-dealer, or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loans at any time. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as subscription rights and rights to interest or other distributions, when retaining these rights is considered to be in the Portfolio's interest.

YEAR 2000 RISK

    Like other mutual funds and other financial and business organizations around the world, the Portfolio could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to the Portfolio's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Portfolio's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolio.

    Similarly, the companies in which the Portfolio invests and trading systems used by the Portfolio could be adversely affected by the Year 2000 Issue. The ability of a company or trading system to respond successfully to the Year 2000 Issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact.

OTHER INVESTMENT POLICIES

    The Portfolio may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets. The Portfolio may not purchase additional securities when its borrowings exceed 5% of its total assets.

    New forms of money market instruments continued to be developed. The Portfolio may invest in these instruments to the extent consistent with its investment objective and limitations and with disclosure, regulatory and tax considerations.

                                   MANAGEMENT

    The overall management of the business and affairs of the Trust and the Portfolio rests with the Trust's board of trustees. The trustees approve all significant agreements between the Trust and the persons that furnish services to the Trust and the Portfolio. As the Trust's Manager, Mitchell Hutchins is responsible for the day-to-day business operations of the Trust.

MANAGER

    Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York 10019, is the Manager of the Trust. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients.

    Pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement"), Mitchell Hutchins manages the investment operations of the Trust, administers the Trust's affairs and provides investment advisory services for the Portfolio, subject to the supervision of the trustees. See "Investment Management, Advisory and Distribution Arrangements-- Investment Management Arrangements" in the SAI.

    The Manager is also responsible for conducting the general operation of the Trust, except those functions performed by the custodian and transfer agent. Pursuant to the Management Agreement, the Portfolio pays the Manager a fee comprised of two components: one, for administrative services provided to the Portfolio, computed daily and paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets; and the other, for investment management services provided to the Portfolio, computed daily and paid monthly at the annual rate of 0.15% of the Portfolio's average daily net assets. The Manager's compensation and the Manager's decisions are subject to review and approval by the board of trustees and separately by the trustees who are not affiliated with the Manager, or any of its affiliates. In addition, the Manager is subject to certain standards of fiduciary duty required by law.

    The Trust has received an exemptive order from the SEC that permits the Trust's board of trustees, without the approval of shareholders: (a) to employ a sub-adviser pursuant to the terms of a new sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) to change the terms of a sub-advisory agreement; and (c) to continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Shareholders will receive notice of this action, including the information concerning the sub-adviser that normally is provided in the Prospectus.

    As of March 31, 1999, Mitchell Hutchins was adviser or subadviser of 33 investment companies with 75 separate portfolios having aggregate assets of approximately $48.3 billion, of which approximately $35.9 billion consisted of assets in money market funds. Susan Ryan, a senior vice president of Mitchell Hutchins, is primarily responsible for the day-to-day management of the Portfolio. Since 1987, Ms. Ryan has been a portfolio manager at Mitchell Hutchins for taxable money market funds.

DISTRIBUTOR

    Mitchell Hutchins is the distributor of the Portfolio's shares. PaineWebber is the exclusive dealer pursuant to a contract with Mitchell Hutchins.

VALUATION OF SHARES

    The Portfolio uses its best efforts to maintain its net asset value at $1.00 per share. The Portfolio's net asset value per share is computed once each Business Day as of the close of regular trading on The New York Stock Exchange Inc. ("NYSE") (currently 4:00 p.m., eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, and trading on the NYSE will not resume again that day, the Portfolio's net asset value per share will be calculated at the time trading was halted. The Portfolio's net asset value per share is determined by dividing the value of the securities plus any cash or other assets held by the Portfolio less all liabilities by the total number of Portfolio shares outstanding. A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business.

    The Portfolio values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board of trustees.

                                   PURCHASES

GENERAL

    Purchases of shares of the Portfolio by a Program participant must be made through the Program in a securities account maintained with PaineWebber. Payment for investments made through the Program, including purchases of Portfolio shares, is made by debiting the Program participant's PaineWebber securities account. Payment is due at PaineWebber no later than the first Business Day after the order is placed (the "Settlement Date"). No order may be placed for the purchase of shares of the Portfolio until the investor has executed the necessary Program documentation and made an asset allocation decision.

PACE MULTI ADVISOR PROGRAM

    The Program is described in detail in the PaineWebber PACE Disclosure Document, the PACE Multi Advisor Investment Advisory Agreement and other Program documents. The following description of the Program is only a brief summary of certain features and is not intended as a complete description of the Program.

    The Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of shares in no-load, low-load and load-waived funds and a quarterly investment performance review. PaineWebber has no investment discretion over a participant's Program account except to the extent required to permit automatic rebalancing of an account for participants who elect that service. Otherwise, all investment decisions ultimately rest with the investor.

    The minimum initial investment in the Program is $10,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionally among the funds in the Program or must be at least $100 per fund. Under the Program, PaineWebber has the right to terminate the investor's participation in the Program if the value of the assets in the Program decline or are reduced to less than $7,500. PaineWebber will notify the investor and the investor will have 30 days from the date the notice was sent to restore the Program balance to the account minimum. PaineWebber will not terminate an investor's participation in the Program if the value of the assets in the Program fall below $7,500 solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees.

    Participation in the Program is subject to payment of a quarterly Program Fee at an effective maximum annual rate of up to 1.50% of the value of the shares of the funds, including the Portfolio, held through the Program. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

                                  REDEMPTIONS

REDEMPTIONS IN GENERAL

    As described below, Portfolio shares may be redeemed at their net asset value, and redemption proceeds will be paid within the first Business Day of the receipt of a redemption request. Investors may redeem shares through PaineWebber.

    Investors may submit redemption requests to their PaineWebber Financial Advisor in person or by telephone, mail or wire. As the Portfolio's agent, PaineWebber will honor a redemption request by repurchasing Portfolio shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within the first Business Day after receipt of the request, repurchase proceeds will be credited to the investor's brokerage account or paid by check at the election of the investor. PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for redemption as described below. The redeeming shareholders will be advised by their financial advisors if PaineWebber chooses not to honor a redemption request. PaineWebber Financial Advisors are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

    A redemption request will be executed by the Transfer Agent at the net asset value next computed after it is received in "good order." "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Portfolio account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered; (2) a guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted; (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations; and (4) duly endorsed share certificates, if any. Investors are responsible for ensuring that a request for redemption is received in "good order."

ADDITIONAL INFORMATION ON REDEMPTIONS

    An investor in the Program may have redemption proceeds of $l million or more wired to a commercial bank account designated by the investor. Questions about this option, or redemption requirements generally, should be referred to the investor's PaineWebber Financial Advisor. If an investor requests redemption of shares which were purchased recently, the Trust may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

OTHER SERVICES AND INFORMATION

    Investors interested in the services described below should consult their PaineWebber Financial Advisor.

    AUTOMATIC INVESTMENT PLAN. A participant in the Program may purchase additional shares of funds in the Program, including the Portfolio, through an automatic investment plan, under which the participant may authorize PaineWebber to place a purchase order each month or quarter for shares in an amount not less than $500 per month or quarter. This amount will be invested in accordance with the participant's benchmark allocation. The purchase price is paid automatically from cash held in the participant's PaineWebber brokerage account through the automatic redemption of shares of a PaineWebber money market fund (other than the Portfolio) or through the liquidation of other securities held in the participant's PaineWebber brokerage account. If the cash is held in a PaineWebber RMA account, the participant may arrange for preauthorized automatic fund transfer on a regular basis, from the participant's bank account to the participant's RMA account. Program participants may utilize this service in conjunction with the automatic investment plan to facilitate regular Program investments. This automatic fund transfer service, however, is not available for retirement plan participants. In the event that, on the trade date, sufficient funds are not available in the participant's account to purchase the full amount specified by the participant, no purchase will be made.

    For further information regarding the automatic investment plan, the RMA account or the automatic funds transfer service, shareholders should contact their PaineWebber Financial Advisor.

    AUTOMATIC REDEMPTION PLAN. Participants in the Program may have PaineWebber redeem a portion of their shares in the Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made on the last business date of March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. For retirement plan participants, special limitations apply. Redemption proceeds are deposited in the participant's PaineWebber brokerage account and are not automatically forwarded to the participant. An automatic redemption will occur only if there are enough fund shares available to process the redemption proportionally in accordance with the participant's benchmark allocation. For further information regarding the automatic redemption plan, participants should contact their PaineWebber Financial Advisor.

                              DIVIDENDS AND TAXES

DIVIDENDS

    Dividends from the Portfolio's net investment income are declared daily and paid monthly. Net investment income includes dividends and accrued interest and discount, less amortization of premium and accrued expenses. Shareholders receive dividends from the day following the purchase up to and including the date of redemption.

    The Portfolio distributes any net short-term capital gain annually but may make more frequent distributions of this gain if necessary to maintain its net asset value at $1.00 or to avoid income or excise taxes. The Portfolio does not expect to realize net long-term capital gain and thus does not anticipate payment of any long-term capital gain distributions.

    The Portfolio's dividends and other distributions are paid in additional Portfolio shares at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber Financial Advisor or complete the appropriate section of the application form.

TAXES

    The Portfolio intends to continue to qualify for treatment as a RIC under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) that is distributed to its shareholders.

    Dividends from the Portfolio's investment company taxable income (whether paid in cash or in additional Portfolio shares) generally are taxable to its shareholders as ordinary income. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

    The Portfolio notifies its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) that year.

    The Portfolio is required to withhold 31% of all taxable dividends payable to any individuals and certain other noncorporate shareholders who do not provide the Portfolio with a correct taxpayer identification number. Withholding at that rate is also required from dividends payable to such shareholders who otherwise are subject to backup withholding.

    As noted above, shareholders will pay a Program fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Portfolio and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.

                            PERFORMANCE INFORMATION

    The Portfolio may advertise its yield and effective yield. The yield of the Portfolio is the income on an investment in the Portfolio over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

    The Portfolio may also advertise other performance data, which may consist of the annual or cumulative return, including realized net short-term capital gain, if any, and assuming reinvestment of dividends, earned on a hypothetical investment in the Portfolio since it began operations on August 24, 1995 or for shorter periods.

                              GENERAL INFORMATION

ORGANIZATION

    The Trust is registered with the SEC as an open-end management investment company and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. The Trust currently consists of twelve separate series, including the Portfolio.

    The Trust does not hold annual shareholder meetings. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so required in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of the Portfolio is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

    To avoid additional operating costs and for investor convenience, the Portfolio will not issue share certificates. Ownership of shares of the Portfolio is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to these shares as if certificates had been issued.

SHARES OFFERED THROUGH OTHER PROGRAMS

    Shares of the Portfolio also are offered through a separate prospectus to participants in the PACE Select Advisors Trust Program. The PACE Select Advisors Trust Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services using an appropriate combination of different series of the Trust and other services. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms if you would like more information concerning the PACE Select Advisors Trust Program.

CUSTODIAN AND TRANSFER AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the Portfolio's assets. PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer and dividend disbursing agent. PFPC (not the Portfolio) pays PaineWebber for certain transfer agency-related services that PFPC has delegated to PaineWebber.

CONFIRMATIONS AND STATEMENTS

    Shareholders receive confirmations of their purchases and redemptions of shares of the Portfolio. Participants in the Program will receive a statement at least monthly that reports all of their Portfolio activity and a consolidated year-end statement that shows all their Portfolio transactions for that year. Shareholders also receive audited annual and unaudited semiannual financial statements of the Portfolio.

                              FINANCIAL HIGHLIGHTS

    The table below provides selected per share data and ratios for a share of beneficial interest in the Portfolio for the periods shown. This information is supplemented by the financial statements, accompanying notes, and the report of Ernst & Young LLP, independent auditors, which appear in the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 1998 and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below, have been audited by Ernst & Young LLP. The Annual Report to Shareholders may be obtained without charge by calling 1-800-647-1568.

                                                                                       PACE
                                                                                   MONEY MARKET
                                                                                   INVESTMENTS
                                                                --------------------------------------------------
                                                                                                    FOR THE PERIOD
                                                                                                      AUGUST 24,
                                                                       FOR THE YEARS ENDED              1995+
                                                                ---------------------------------      THROUGH
                                                                JULY 31, 1998      JULY 31, 1997    JULY 31, 1996
                                                                --------------     --------------   --------------
Net asset value, beginning of period........................          $  1.00            $  1.00          $  1.00
                                                                      -------            -------          -------
Net investment income.......................................             0.05               0.05             0.05
Dividends from net investment income........................            (0.05)             (0.05)           (0.05)
                                                                      -------            -------          -------
Net asset value, end of period..............................          $  1.00            $  1.00          $  1.00
                                                                      -------            -------          -------
                                                                      -------            -------          -------
Total investment return (1).................................             5.32%              5.13%            4.75%
                                                                      -------            -------          -------
                                                                      -------            -------          -------
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................          $25,493            $16,070          $10,221
Ratio of:
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................             0.50%              0.50%            0.50%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................             1.20%              1.89%            2.40%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements........................             5.20%              5.04%            4.93%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements........................             4.50%              3.65%            3.03%*

------------

 + Commencement of operations

 * Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

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                         PACE MONEY MARKET INVESTMENTS
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
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           PROSPECTUS DATED DECEMBER 1, 1998, AS REVISED MAY 12, 1999

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-C- 1998 PaineWebber Incorporated   PaineWebber  -RECYCLE SYMBOL- Recycled Paper

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